Supplement dated February 19, 2002

to the Prospectus dated May 1, 2002 for

Panorama, Panorama Premier, Panorama Passage, MassMutual Artistry

And to the Prospectus dated May 8, 2002 for

MassMutual Transitions

Effective January 31, 2003, Northern Trust Investments, Inc. replaced Deutsche Asset Management, Inc. (“DAMI”) as the MML Equity index fund’s sub-adviser.

In the “Investment Choices” Section, under the sub-heading “MML Series Investment Fund (“MML Trust”),” the description of Deutsche Asset Management, Inc. (DAMI) as sub-adviser for the MML Equity Index Fund is deleted and replaced with the text below.

MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, Inc. (“Northern Trust”). Northern Trust manages the investments of the MML Equity Index Fund.

PS17-02